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                                                                 Exhibit 10.7.1


                           RENEWAL OF SERVICE CONTRACT
                     NORTHEAST UTILITIES SERVICE COMPANY AND
                          NORTHEAST GENERATION COMPANY
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         AGREEMENT, made and entered into as of the thirty-first day of
December, 1999, by and between Northeast Utilities Service Company (hereinafter referred to as Service Company) and Northeast Generation Company (hereinafter referred to as Associate Company).

         WHEREAS, the Service Contract between Service Company and Associate Company expires as of January 4, 2000; and

         WHEREAS, both companies deem it to be in their best interests to renew the Service Contract for an additional period of one year on the same terms and conditions;

         WHEREAS, it is desirable to change the renewal date to coincide with the calendar year;

         NOW, THEREFORE, in consideration of the promises and of the mutual agreements herein contained, it is agreed as follows:

(1) The Service Contract between Service Company and Associate Company is hereby renewed as of January 1, 2000, for a period of one year; and

(2) All terms and conditions of the Service Contract shall continue in full force and effect during such renewal period.

         IN WITNESS WHEREOF, the parties hereto have caused this agreement to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                       NORTHEAST UTILITIES SERVICE COMPANY



Attest:                                By  /s/ C. W. Grise
                                           Cheryl W. Grise
                                           Senior Vice President, Secretary and
                                            General Counsel
/s/ O. Kay Comendul
Assistant Secretary

                                       NORTHEAST GENERATION COMPANY



Attest:                                By  s/s John J. Roman
                                           John J. Roman
                                           Vice President and Controller
/s/ Marie A. Sullivan
Secretary
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                           RENEWAL OF SERVICE CONTRACT
                     NORTHEAST UTILITIES SERVICE COMPANY AND
                          NORTHEAST GENERATION COMPANY
--------------------------------------------------------------------------------


         AGREEMENT, made and entered into as of the thirty-first day of December, 2000, by and between Northeast Utilities Service Company (hereinafter referred to as Service Company) and Northeast Generation Company (hereinafter referred to as Associate Company).

         WHEREAS, the Service Contract between Service Company and Associate Company expires as of December 31, 2000; and

         WHEREAS, both companies deem it to be in their best interests to renew the Service Contract for an additional period of one year on the same terms and conditions;

         NOW, THEREFORE, in consideration of the promises and of the mutual agreements herein contained, it is agreed as follows:

(1) The Service Contract between Service Company and Associate Company is hereby renewed as of January 1, 2001, for a period of one year; and

(2) All terms and conditions of the Service Contract shall continue in full force and effect during such renewal period.

         IN WITNESS WHEREOF, the parties hereto have caused this agreement to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                       NORTHEAST UTILITIES SERVICE COMPANY


Attest:                                By /s/ C. W. Grise
                                          Cheryl W. Grise
                                          Senior Vice President, Secretary and
                                           General Counsel
/s/ O. Kay Comendul
Assistant Secretary

                                       NORTHEAST GENERATION COMPANY



Attest:                                By  /s/ B. D. Kenyon
                                           Bruce D. Kenyon
/s/ Marie A. Sullivan                      President
Secretary